  October 28, 2011

Prospectus

Touchstone Tax-Free Trust

	Class A	Class C	Class S	Institutional
Touchstone Ohio Tax-Free Bond Fund	TOHAX	TOHCX	—	—

Touchstone Ohio Tax-Free Money Market Fund	TOHXX	—	—	TIOXX

Touchstone Tax-Free Money Market Fund	TTFXX	—	TTSXX	—

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Touchstone Ohio Tax-Free Bond Fund Summary

The Fund's Investment Goal

The Touchstone Ohio Tax-Free Bond Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with the protection of capital.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 24 and in the section entitled "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information on page 45.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%
Wire Redemption Fee	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.40%	0.56%
Total Annual Fund Operating Expenses	1.15%	2.06%
Fee Waiver and/or Expense Reimbursement[1]	(0.30)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.60%

1  Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.85% and 1.60% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least October 28, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

2

Touchstone Ohio Tax-Free Bond Fund Summary (Continued)

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
	Class A	Class C	Class C
1 Year	$558	$266	$163
3 Years	$795	$601	$601
5 Years	$1,050	$1,066	$1,066
10 Years	$1,781	$2,353	$2,353

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests at least 80% of its assets in high-quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds and industrial development bonds. High-quality, long-term Ohio municipal obligations are, for purposes of this Fund, considered to be obligations rated within the three highest rating categories, with remaining maturities of 3 years or more. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund invests primarily in Ohio municipal obligations rated within the three highest rating categories. The Fund may also purchase Ohio municipal obligations and other securities rated within the four highest rating categories. If a security's rating is reduced below the four highest rating categories, the security will be sold. A security may also be sold due to changes in market conditions or Fort Washington Investment Advisors, Inc.'s ("Fort Washington" or the "Sub-Advisor") outlook. The Fund may purchase unrated obligations that the Sub-Advisor determines to be of comparable quality. The Fund has a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund's shareholders. The Fund will seek to maintain an average weighted maturity of more than 10 years, but may reduce its average weighted maturity to 10 years or below if warranted by market conditions.

The Fund concentrates its investments in securities of issuers located in the State of Ohio and is non-diversified under the Investment Company Act of 1940.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Fund will limit its investment in securities whose income is subject to the alternative minimum tax to less than 20% of its assets. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.

3

Touchstone Ohio Tax-Free Bond Fund Summary (Continued)

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

•  Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

•  Interest Rate Risk: The Fund is subject to the risk that the market value of its portfolio securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its price sensitivity to changes in interest rates. Securities with longer maturities may lose more value than securities with shorter maturities when interest rates go up.

•  Investment Grade Securities Risk: Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

•  Manager Risk: The Fund may lose value if the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.

•  Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities.

•  Non-Diversification Risk: Because a non-diversified fund may hold a significant percentage of its assets in one issuer, it may be more sensitive to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•  Rating Agency Risk: Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to timely update credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•  Sector Focus Risk: A Fund that focuses its investments in the securities of a particular bond market segment (e.g., housing agency bonds or airport bonds) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments.

•  State Risk: Political and economic conditions in the state of Ohio may impact the value of Ohio municipal obligations. The Fund may lose value due to decreased economic growth, increased unemployment and decreased tax revenue in the state of Ohio.

4

Touchstone Ohio Tax-Free Bond Fund Summary (Continued)

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ohio Tax-Free Bond Fund – Class A Total Returns as of December 31

Best Quarter: 3rd Quarter 2009	5.42%
Worst Quarter: 4th Quarter 2010	(3.88)%

The year-to-date return of the Fund's Class A shares as of September 30, 2011 is 1.75%.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Barclays Capital Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2010

	1 Year	5 Years	10 Years
Ohio Tax-Free Bond Fund – Class A
Return Before Taxes	1.06%	3.42%	4.01%
Return After Taxes on Distributions	(3.81)%	2.34%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	(1.02)%	2.62%	3.54%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.38%	4.09%	4.83%
Ohio Tax-Free Bond Fund – Class C
Return Before Taxes	0.31%	2.65%	3.24%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	2.38%	4.09%	4.83%

5

Touchstone Ohio Tax-Free Bond Fund Summary (Continued)

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1986	Vice President and Senior Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Investments through the Automatic Investment Plan	$100	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

6

Touchstone Ohio Tax-Free Money Market Fund Summary

The Fund's Investment Goal

The Touchstone Ohio Tax-Free Money Market Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Class A	Institutional
Wire Redemption Fee	Up to $15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional
Management Fees	0.47%	0.47%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.25%
Total Annual Fund Operating Expenses	1.01%	0.72%
Fee Waiver and/or Expense Reimbursement[1]	(0.26)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.50%

1  Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.75% and 0.50% for Class A shares and Institutional shares, respectively. This expense limitation will remain in effect until at least October 28, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Institutional
1 Year	$77	$51
3 Years	$296	$208
5 Years	$533	$379
10 Years	$1,213	$874

7

Touchstone Ohio Tax-Free Money Market Fund Summary (Continued)

The Fund's Principal Investment Strategies

The Fund invests primarily in high-quality, short-term Ohio municipal obligations issued by the State of Ohio, its agencies and municipalities, that pay interest that is exempt from both federal income tax and Ohio personal income tax. High-quality, short-term Ohio municipal obligations are obligations with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in Ohio municipal obligations. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of its assets will be invested in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Fund will limit its investment in securities whose income is subject to the alternative minimum tax to less than 20% of its assets. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry. The Fund may invest in the following types of Ohio municipal obligations and other municipal obligations:

•  Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds

•  Tax-exempt notes

•  Tax-exempt commercial paper

•  Floating and variable rate municipal obligations

•  When-issued obligations

•  Obligations with puts attached

The Fund concentrates its investments in securities of issuers located in the State of Ohio and is non-diversified under the Investment Company Act.

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

The Key Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is

8

Touchstone Ohio Tax-Free Money Market Fund Summary (Continued)

possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield. The Fund is subject to the principal risks summarized below.

•  Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

•  Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interests rate increase and will decrease when interest rates decrease.

•  Manager Risk: The Fund's yield may decrease if the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.

•  Market Disruption Risk: During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Non-Diversification Risk: Because a non-diversified fund may hold a significant percentage of its assets in one issuer, it may be more sensitive to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•  Rating Agency Risk: Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to timely update credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•  Sector Focus Risk: A Fund that focuses its investments in the securities of a particular bond market segment (e.g., housing agency bonds or airport bonds) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments.

•  State Risk: Political and economic conditions in the state of Ohio may impact the value of Ohio municipal obligations. The Fund's yield may decrease due to decreased economic growth, increased unemployment and decreased tax revenue in the state of Ohio.

9

Touchstone Ohio Tax-Free Money Market Fund Summary (Continued)

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407. Prior to November 1, 2009, the Fund's Class A shares were named "Retail Shares."

Ohio Tax-Free Money Market Fund Total Returns – Class A Shares as of December 31

Best Quarter: 3rd Quarter 2007	0.76%
Worst Quarter: 4th Quarter 2010	0.00%

The year-to-date return of the Fund's Class A shares as of September 30, 2011 is 0.01%

Average Annual Total Returns
For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Ohio Tax-Free Money Market Fund – Class A Shares	0.01%	1.55%	1.39%
Ohio Tax-Free Money Market Fund – Institutional Shares	0.02%	1.75%	1.62%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Managers	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1986	Vice President and Senior Portfolio Manager

	Jay M. Devine	Managing Fund since 2001	Portfolio Manager

10

Touchstone Ohio Tax-Free Money Market Fund Summary (Continued)

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A		Institutional Shares
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$500,000	None
Investments through the Automatic Investment Plan	$100	$50	Not Available	Not Available

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

11

Touchstone Tax-Free Money Market Fund Summary

The Fund's Investment Goal

The Touchstone Tax-Free Money Market Fund seeks the highest level of interest income exempt from federal income tax, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class S
Wire Redemption Fee	Up to $15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.35%
Other Expenses	0.43%	0.41%
Total Annual Fund Operating Expenses	1.18%	1.26%
Fee Waiver and/or Expense Reimbursement[1]	(0.29)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.89%	0.90%

1  Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.89% and 0.90% for Class A shares and Class S shares, respectively. This expense limitation will remain in effect until at least October 28, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class S
1 Year	$91	$92
3 Years	$346	$364
5 Years	$621	$657
10 Years	$1,406	$1,491

12

Touchstone Tax-Free Money Market Fund Summary (Continued)

The Fund's Principal Investment Strategies

The Fund invests primarily in high-quality, short-term municipal obligations that pay interest that is exempt from federal income tax. High-quality, short-term municipal obligations are obligations rated within the two highest rating categories, with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the investment adviser to be of comparable quality.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Fund will limit its investment in securities whose income is subject to the alternative minimum tax to less than 20% of its assets. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.

The Fund may invest in the following types of municipal obligations:

•  Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds

•  Tax-exempt notes

•  Tax-exempt commercial paper

•  Floating and variable rate municipal obligations

•  When-issued obligations

•  Obligations with puts attached

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets." "Weekly Liquid Assets" include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 designed to help it maintain a constant share price of $1.00 per share.

The Key Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield. The Fund is subject to the principal risks summarized below.

13

Touchstone Tax-Free Money Market Fund Summary (Continued)

•  Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

•  Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interests rate increase and will decrease when interest rates decrease.

•  Manager Risk: The Fund's yield may decrease if the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.

•  Market Disruption Risk: During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

•  Rating Agency Risk: Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to timely update credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•  Sector Focus Risk: A Fund that focuses its investments in the securities of a particular bond market segment (e.g., housing agency bonds or airport bonds) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. The Fund's past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

14

Touchstone Tax-Free Money Market Fund Summary (Continued)

Tax-Free Money Market Fund – Class A Total Returns as of December 31

Best Quarter: 2nd Quarter 2001	0.79%
Worst Quarter: 4th Quarter 2010	0.00%

The year-to-date return of the Fund's Class A shares as of September 30, 2011 is 0.01%

Average Annual Total Returns
For the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Tax-Free Money Market Fund – Class A	0.01%	1.15%	1.45%
	1 Year	5 Years	Since Inception (02/03/03)
Tax-Free Money Market Fund – Class S	0.01%	1.32%	1.10%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Managers	Investment Experience	Primary Title with Investment Sub-Advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1986	Vice President and Senior Portfolio Manager

	Jay M. Devine	Managing Fund	Portfolio Manager since 2001

15

Touchstone Tax-Free Money Market Fund Summary (Continued)

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A		Class S
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	None	None
Investments through the Automatic Investment Plan	$100	$50	Not Available	Not Available

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income. Income exempt from federal tax may be subject to state and local tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

16

Investment Strategies and Risks

Can a Fund Depart From its Principal Investment Strategies?

Each Fund may from time to time depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. During these times, a Fund may not achieve its investment goals.

Can a Fund Change its Investment Goals Without Shareholder Approval?

Each of the Ohio Tax-Free Bond Fund and the Ohio Tax-Free Money Market Fund may change its investment goals by a vote of the Board of Trustees, without shareholder approval. You would be notified at least 30 days before any change takes effect.

Do the Funds Have Other Investment Strategies in Addition to their Principal Investment Strategies?

The Ohio Tax-Free Bond Fund may also invest in the following types of municipal obligations:

•  Tax-exempt notes

•  Tax-exempt commercial paper

•  When-issued obligations

•  Obligations with puts attached

•  Floating and variable rate obligations

•  Lease obligations

Additional Information About Fund Investments

The following information pertains to all Funds.

Municipal Obligations are debt securities issued by states and their political subdivisions, agencies, authorities and instrumentalities to finance public works facilities, to pay general operating expenses or to refinance outstanding debt. Municipal obligations may also be issued to finance various private activities for the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. The two principal types of municipal obligations are general obligation bonds and revenue bonds, including industrial revenue bonds. General obligation bonds are backed by the issuer's full faith and credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial revenue bonds are backed by the credit of a private user of the facility. Municipal obligations pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax.

•  Ohio Municipal Obligations are issued by the State of Ohio and its agencies. They pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax.

Floating and Variable Rate Municipal Obligations are municipal obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features that permit a Fund to demand payment in full of

17

Investment Strategies and Risks (Continued)

the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

When-Issued Obligations are municipal obligations that are paid for and delivered within 15 to 45 days after the date of purchase. A Fund investing in when-issued obligations will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when-issued obligations.

Obligations with Puts Attached are municipal obligations that may be resold back to the seller at a specific price or yield within a specific period of time. A Fund will purchase obligations with puts attached for liquidity purposes and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

Lease Obligations are municipal obligations that constitute participations in lease obligations of municipalities to acquire land and a wide variety of equipment and facilities. While a lease obligation is not a general obligation of the municipality that has pledged its taxing power, a lease obligation is ordinarily backed by the municipality's promise to budget for, appropriate for and make payments due under the obligation. Some lease obligations may contain specific clauses providing that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis.

Insured Municipal Obligations are municipal obligations that are further secured by financial guarantee insurance that requires the insurer to make payments of principal and interest, when due, if the issuer defaults on its payments.

The following information pertains to the Money Market Funds.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality. High-quality securities are further divided into "first tier" and "second tier" securities. First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security). Securities issued by a registered investment company that is a money market fund and U.S. Government securities are also considered to be first tier securities. Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

The Funds will not: (i) invest more than 3% of their total assets in second-tier securities; (ii) invest more than 0.50% of their total assets in second-tier securities issued by any single issuer; and (iii) acquire second-tier securities with a remaining maturity of more than 45 days. In addition, each Fund's investments in illiquid securities are limited to 5% of the Fund's total assets.

What are the Principal Risks of Investing in the Funds?

Credit Risk (All Funds). The securities in a Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. A Fund

18

Investment Strategies and Risks (Continued)

is also subject to the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk

•  Ohio Tax-Free Bond Fund. The Ohio Tax-Free Bond Fund is subject to the risk that the market value of its portfolio securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its price sensitivity to changes in interest rates.

•  Tax-Free Money Market Fund and Ohio Tax-Free Money Market Fund (the "Money Market Funds"). The yield of the Money Market Funds will vary from day to day due to changes in interest rates. Generally, each Money Market Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

Investment Grade Securities Risk (Ohio Tax-Free Bond Fund). Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

Manager Risk (All Funds). A Fund may lose value if the portfolio manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.

Market Disruption Risk (Money Market Funds). During periods of extreme market volatility, prices of securities held by a Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by a Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. A significant enough market disruption or drop in market prices of securities held by a Fund, especially at a time during which a Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

Municipal Securities Risk (All Funds). The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. In addition, the ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be

19

Investment Strategies and Risks (Continued)

invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' municipal securities in the same manner. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities.

In addition, the United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which a Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by a Fund and could adversely affect a Fund's shareholders by subjecting the income from a Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Non-Diversification Risk (Ohio Tax-Free Bond Fund and Ohio Tax-Free Money Market Fund). Subject to federal income tax restrictions relating to the Funds' qualification as registered investment companies ("RICs"), a non-diversified fund may invest a significant percentage of its assets in the securities of a single issuer. Because the Fund's holdings may be invested significantly in a single issuer, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Rating Agency Risk (All Funds). Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to timely update credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Sector Focus Risk (All Funds). A Fund that focuses its investments in the securities of a particular bond market segment (e.g., housing agency bonds or airport bonds) is subject to the risk that adverse circumstances will have a greater impact on a Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

State Risk

•  Ohio Tax-Free Bond Fund and Ohio Tax-Free Money Market Fund. Economic and political conditions in the state of Ohio may impact the value of Ohio municipal obligations. Ohio has a broad and diverse economic base that is anchored by manufacturing and includes several regional centers and corporate headquarters in addition to expanding health care and technology sectors. The state operates primarily from its general revenue fund, which is largely funded from sales and personal income taxes. While national economy continues on a subpar recovery, Ohio has seen improvements in the manufacturing sector, particularly the auto industry, which has helped to spur job growth and pushed the State's unemployment rate lower to 9.0%; a level that is slightly below the national average. The State also continues to see job growth in the healthcare and financial sectors. As a result of the positive trend in job growth, income levels in the State have grown at rates better than the national averages. The most recent biennial budget, which was passed in June 2011, closed a projected $8 billion budget deficit over the fiscal 2012-2013 period. This was accomplished by reducing funding for local governments by 25% each in 2012 and 2013. In addition, cuts to education spending and the delay of a reduction in the State's income tax will also help to close the gap. The State's positive economic trend and proactive approach in managing its fiscal affairs has allowed it to maintain very

20

Investment Strategies and Risks (Continued)

strong credit ratings. As of the date of this prospectus, the state's general obligation debt is rated AA+ and Aa1 by Standard and Poor's and Moody's, respectively.

What are Some of the Non-Principal Risks of Investing in the Funds?

Manager of Managers Risk (All Funds). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Tax Risk (All Funds). In making investments, the Funds and the investment adviser will rely on the opinion of issuers' bond counsel. Neither the Funds nor the investment adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Funds and its shareholders could be subject to substantial tax liabilities. Certain provisions of the Internal Revenue Code of 1986, as amended, relating to the issuance of municipal obligations may reduce the volume of municipal securities that qualify for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal became law, it may reduce the number of municipal obligations available for purchase by a Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. If this occurs, the Fund would reevaluate its investment goals and strategies and may submit possible changes in its structure to shareholders.

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the Statement of Additional Information ("SAI").

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities is available in the SAI and can also be found on the Funds' website at www.TouchstoneInvestments.com.

21

The Funds' Management

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor")
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of September 30, 2011, Touchstone Advisors had approximately $7.0 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•  Level of knowledge and skill

•  Performance as compared to its peers or benchmark

•  Consistency of performance over 5 years or more

•  Level of compliance with investment rules and strategies

•  Employees, facilities and financial strength

•  Quality of service

Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission ("SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any change in its Sub-Advisor.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The fee to be paid to Touchstone Advisors by each Fund during its current fiscal year is set forth below. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fees.

During the most recent fiscal year, the fee paid to Touchstone Advisors by each Fund (except the Ohio Tax-Free Money Market Fund) was .50% of its average daily net assets. The fee paid to Touchstone Advisors by

22

The Funds' Management (Continued)

the Ohio Tax-Free Money Market Fund was .47% of its average daily net assets. These advisory fees are net of advisory fees waived by Touchstone Advisors, if any.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) limited. As a result, the Funds' total operating expenses (including Rule 12b-1 fees) will not exceed the amounts set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until October 28, 2012.

Name of Fund	Contractual Limit
Ohio Tax-Free Bond Fund Class A	0.85%
Ohio Tax-Free Bond Fund Class C	1.60%
Ohio Tax-Free Money Market Fund Class A	0.75%
Ohio Tax-Free Money Market Fund Institutional Shares	0.50%
Tax-Free Money Market Fund Class A	0.89%
Tax-Free Money Market Fund Class S	0.90%

Sub-Advisor

Fort Washington Investment Advisors, Inc. (the "Sub-Advisor" or "Fort Washington")
303 Broadway, Suite 1200, Cincinnati, Ohio 45202

Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. Fort Washington makes the daily decisions regarding buying and selling specific securities for each Fund, according to the Fund's investment goals and strategies.

John J. Goetz, CFA, is primarily responsible for managing each Fund's portfolio. Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since 2000 and was employed by the Funds' previous investment adviser from 1981 until 2000. Jay M. Devine is the co-manager of the Money Market Funds. Mr. Devine began working at Fort Washington in July 2000 as a Money Market Analyst and was named Portfolio Manager in September 2001.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements is in the Trust's December 31 Semiannual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Additional Information

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Funds.

23

Choosing a Class of Shares

Share Class Offerings. Each class of shares has different fees and features. The amount of fees you pay will depend on which class of shares you decide to purchase.

Ohio Tax-Free Bond Fund – Class A Shares

The offering price of Class A shares is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Ohio Tax-Free Bond Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Ohio Tax-Free Bond Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in the Fund. In addition, there is no front-end sales charge on the following purchases:

•  Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

•  Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•  Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

•  Purchases through authorized processing organizations described in this Prospectus.

•  Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•  Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

24

Choosing a Class of Shares (Continued)

•  Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are purchasing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

•  Reinvestment of redemption proceeds from Class A or Class B shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*  Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of the Ohio Tax-Free Bond Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•  an individual, an individual's spouse, an individual's children under the age of 21; or

•  a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•  employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•  an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

25

Choosing a Class of Shares (Continued)

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•  Individual accounts

•  Joint tenant with rights of survivorship accounts

•  Uniform gift to minor accounts ("UGTMA")

•  Trust accounts

•  Estate accounts

•  Guardian/Conservator accounts

•  IRA accounts, including Traditional, Roth, SEP, and SIMPLE accounts

•  Coverdell Education Savings Accounts

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of

26

Choosing a Class of Shares (Continued)

any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing & Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Ohio Tax-Free Bond Fund – Class C Shares

Class C shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. Class C shares are subject to a 12b-1 fee.

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Money Market Funds – Class A Shares

The Class A shares of the Money Market Funds are not subject to a front-end sales charge but are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.

Class S Shares

The Class S shares of the Tax-Free Money Market Fund are not subject to a front-end sales charge but are subject to a maximum 12b-1 distribution fee of up to 1.00% of average daily net assets. The Fund currently intends to limit the amount of distribution expenses to 0.35% per annum of the average daily net assets of Class S shares.

Institutional Shares

Institutional Shares are not subject to a front-end sales charge or 12b-1 distribution fee, but have a higher minimum initial investment requirement and do not offer checkwriting, the automatic investment plan or the systematic withdrawal plan. The minimum initial investment in Institutional shares is $500,000.

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Distribution Arrangements

12b-1 Distribution Plans

Ohio Tax-Free Bond Fund. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (referred to as the "1940 Act") for its Class A and Class C shares. Each plan allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Money Market Funds. Each Money Market Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A and Class S shares, as applicable. The plan allows Class A shares of the Tax-Free Money Market Fund and Class A shares of the Ohio Tax-Free Money Market Fund to pay an annual fee of up to 0.25% of average daily net assets for the sale and distribution of shares. The plan allows Class S shares of the Tax – Free Money Market Fund to pay a maximum annual fee of up to 1.00% of average daily net assets that are attributable to Class S shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). However, the current annual 12b-1 fees for Class S shares of the Tax-Free Money Market Fund are limited to up to 0.35% of the average daily net assets attributable to that class. Because these fees are paid out of a Money Market Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Institutional shares are not subject to a Rule 12b-1 Plan.

Dealer Compensation

Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.

28

Investing With Touchstone

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.

In any event, you must complete an investment application. Shares of the Funds may not be eligible for sale in your state of residence. You may obtain an investment application from Touchstone or your financial advisor, or by visiting our website at www.TouchstoneInvestments.com.

Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) The initial and additional investment minimums of the Funds may change at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

All Share Classes except Class S Shares:

By mail or through your financial advisor

•  Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

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Investing With Touchstone (Continued)

•  Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

•  Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•  You may also open an account through your financial advisor.

By exchange

•  You may exchange shares of the Funds for shares of the same class of another Touchstone Fund (subject to the applicable sales charge, if any). You may also exchange Class A or Class C shares of a Fund for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund. Institutional shares are not exchangeable.

•  You do not have to pay any exchange fee for your exchange.

•  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•  If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•  If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated broker-dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•  You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•  You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information and the tax consequences of such an exchange.

Class S Shares:

Cash accumulations in accounts with broker-dealers and financial institutions with selling agreements with Touchstone may be automatically invested in Class S shares of the Fund on a Business Day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount.

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Investing With Touchstone (Continued)

•  Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus. You should also ask the financial institution if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the financial institution is not authorized, then your order could be rejected which could subject your investment to market risk.

•  Your financial institution will act as the shareholder of record of your Class S shares.

•  Purchase orders received by financial institutions by 4:00 p.m. ET are processed at that day's NAV. Purchase orders received by financial institutions after 4:00 p.m. ET are processed at the NAV next determined on the following Business Day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

•  If the NYSE closes early, the time that your purchase orders must be received may be earlier.

•  You may receive a dividend in the Fund on the Business Day you wire an investment if your financial institution notifies Touchstone of the wire by 12:00 noon ET on that day. Your purchase will be priced based on the Fund's NAV next computed after the order is received in proper form.

•  Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after the order is received in proper form. A purchase or sales order transmitted through a financial institution that is not authorized by Touchstone may be rejected.

•  Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•  Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

•  Shares held through a financial institution may be transferred into your name following procedures established by your financial institution and Touchstone.

•  Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

•  For more information about how to purchase shares, call Touchstone at 1.800.543.0407 or call your financial institution.

By Exchange

•  You may exchange Class S shares of the Fund for Class S shares of another Touchstone money market fund.

•  You do not have to pay a fee for your exchange.

•  You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•  You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information on the tax consequences of such an exchange.

Through processing organizations

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing

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Investing With Touchstone (Continued)

Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

•  Charge a fee for its services

•  Act as the shareholder of record of the shares

•  Set different minimum initial and additional investment requirements

•  Impose other charges and restrictions

•  Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization, or its authorized designee, may be rejected.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

Each Fund's share price (NAV) and public offering price (NAV plus any applicable sales charge) are normally determined every day the New York Stock Exchange ("NYSE") is open for trading ("Business Day") at 4:00 p.m. ET. We price direct purchases in the Funds based upon the next determined public offering price after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after 4:00 p.m. ET, are processed at the public offering price next determined on the following Business Day. If the NYSE closes early, the time that your purchase order must be received may be earlier and the Funds' shares may be priced earlier.

Adding to Your Account

By check

•  Complete the investment form provided at the bottom of a recent account statement.

•  Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•  Write your account number on the check.

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Investing With Touchstone (Continued)

•  Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

•  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•  Contact Touchstone or your financial advisor for further instructions.

•  Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

•  Banks may charge a fee for handling wire transfers.

•  If you notify Touchstone by 12:00 noon ET that you are placing a wire purchase order in a Money Market Fund and send your wire purchase order to Touchstone by the close of the Federal Reserve wire transfer system that day, you will be entitled to receive that day's dividend. If Touchstone does not receive your wire purchase order by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase will be cancelled and you will be responsible for any resulting loss or fees incurred by the Money Market Fund.

By exchange

•  You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

•  For information about how to exchange shares among the Touchstone Funds, see "Investing in the Funds – By exchange" in this Prospectus.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

Automatic Investment Plan. You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three Business Days after the automatic investment. This option is not available to Institutional shares of the Ohio Tax-Free Money Market Fund or the Class S shares of the Tax-Free Money Market Fund.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in the same class of shares of another Touchstone Fund without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of

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Investing With Touchstone (Continued)

payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Funds. This option is not available to Institutional shares of the Ohio Tax-Free Money Market Fund or the Class S shares of the Tax-Free Money Market Fund.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any Business Day. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by 4:00 p.m. ET, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated. If the NYSE closes early, the time that your sale request must be received may be earlier.

All Share Classes except Class S Shares:

Through Touchstone – By telephone

•  You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•  You may only sell shares over the telephone if the amount is less than $100,000.

•  To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•  If we receive your sale request by 4:00 p.m. ET, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.

•  The proceeds of sales of shares in a Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 12:00 noon ET.

•  Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

•  In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•  Requiring personal identification

•  Making checks payable only to the owner(s) of the account shown on Touchstone's records

•  Mailing checks only to the account address shown on Touchstone's records

•  Directing wires only to the bank account shown on Touchstone's records

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Investing With Touchstone (Continued)

•  Providing written confirmation for transactions requested by telephone

•  Digitally recording instructions received by telephone

Through Touchstone – By mail

•  Write to Touchstone.

•  Indicate the number of shares or dollar amount to be sold.

•  Include your name and account number.

•  Sign your request exactly as your name appears on your investment application.

•  You may be required to have your signature guaranteed (see "Signature Guarantees" in this Prospectus for more information).

Through Touchstone – By wire

•  Complete the appropriate information on the investment application.

•  You may be charged a fee by Touchstone's custodian and by your bank. (There is no fee charged by Touchstone's custodian for wire redemptions of Institutional shares in the Ohio Tax-Free Money Market Fund and Class S shares in the Tax-Free Money Market Fund.)

•  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•  Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House ("ACH") transaction. Contact Touchstone for more information.

Through Touchstone – By check

•  You may establish checkwriting privileges in the Tax-Free Money Market Fund and the Ohio Tax-Free Money Market Fund (Class A shares only) and redeem shares by check.

•  There is no fee for writing checks.

•  The minimum amount of each check redemption is $100. Checks written for less than the minimum amount may be returned. You may be charged a fee for returned checks.

•  Checks will be processed at the NAV on the day the check is presented to the custodian for payment.

•  If the amount of your check is more than the value of the shares held in your account, the check will be returned and you may be charged a fee for insufficient funds.

•  Checks cannot be certified.

Through Touchstone – Through a systematic withdrawal plan

•  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•  Withdrawals can be made monthly, quarterly, semiannually or annually.

•  There is no special fee for this service.

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Investing With Touchstone (Continued)

•  The systematic withdrawal plan is not available to Institutional shares of the Ohio Tax-Free Money Market Fund.

Special Tax Consideration

Systematic withdrawals in the Ohio Tax-Free Bond Fund may result in the sale of your shares at a loss or may result in taxable gain.

Through your financial advisor or Authorized Processing Organization

•  You may also sell shares by contacting your financial advisor or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the Authorized Processing Organization.

•  Your financial advisor or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

Class S Shares:

The proceeds of sales of shares in the Fund may be wired to your financial institution on the same day of a telephone or electronic request, if the request is properly made by 12:00 noon ET.

•  Your financial institution is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•  Your financial institution may charge you a fee for selling your shares.

•  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•  Your financial institution may be required to provide an original Medallion Signature Guaranteed letter of instruction to Touchstone in order to redeem shares in amounts of $100,000 or more.

•  In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•  Requiring personal identification

•  Making checks payable only to the owner(s) of the account shown on Touchstone's records

•  Mailing checks only to the account address shown on Touchstone's records

•  Directing wires only to the bank account shown on Touchstone's records

•  Providing written confirmation for transactions requested by telephone

•  Digitally recording instructions received by telephone

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

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Investing With Touchstone (Continued)

Contingent Deferred Sales Charge ("CDSC") – Ohio Tax-Free Bond Fund

If you purchase $1 million or more Class A shares of the Ohio Tax-Free Bond Fund at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares of the Ohio Tax-Free Bond Fund within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Ohio Tax-Free Bond Fund.

No CDSC is applied if:

•  The redemption is due to the death or post-purchase disability of a shareholder

•  The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

When we determine whether a CDSC is payable on a redemption, we assume that:

•  The redemption is made first from amounts not subject to a CDSC; then

•  From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in A Shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•  Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•  Proceeds are being sent to an address other than the address of record

•  Proceeds or shares are being sent/transferred from a joint account to an individual's account

•  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•  Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for

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Investing With Touchstone (Continued)

all shareholders, including long-term shareholders who do not generate these costs. The Ohio Tax-Free Bond Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Ohio Tax-Free Bond Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies and procedures generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in Touchstone Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the Investment Company Act of 1940, Touchstone Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

Touchstone Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we

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Investing With Touchstone (Continued)

will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Ohio Tax-Free Bond Fund. Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 Business Days) after receipt of a proper request.

Money Market Funds. Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 3 Business Days (normally within 1 Business Day) after receipt of a proper request.

Proceeds Sent to Financial Advisors or Authorized Processing Organizations. Proceeds that are sent to your financial advisor or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or Authorized Processing Organization may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Special Tax Consideration

You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.

Low Account Balances (Only applicable for shares held through Touchstone directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

•  When the NYSE is closed on days other than customary weekends and holidays

•  When trading on the NYSE is restricted

•  During any other time when the SEC, by order, permits

39

Investing With Touchstone (Continued)

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk

Pricing of Fund Shares

The Ohio Tax-Free Bond Fund calculates its share price (NAV) by dividing the total value of its net assets by the number of shares outstanding. A separate NAV is calculated for each share class of the Fund. Shares are purchased or sold at the next offering price (NAV plus a sales charge, if applicable) determined after Touchstone or an Authorized Processing Organization receives your purchase or sales order in proper form.

The Money Market Funds seek to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, each Money Market Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only United States dollar-denominated securities with maturities of 397 days or less and invests only in securities that meet its quality standards and present minimal credit risks. The Money Market Funds' obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method should enable the Money Market Funds to maintain a stable NAV per share. However, there is no assurance that any Money Market Fund will be able to do so.

The tax-exempt assets held by the Ohio Tax-Free Bond Fund are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine the fair value of the securities. If the Sub-Advisor believes that the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion of the price a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not available will be priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

40

Distribution and Taxes

Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Each Fund's net investment income dividends will accrue daily and be paid monthly. Distributions of any capital gains earned by a Fund will be made at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional shares in the Fund unless you elect to receive payment in cash. To elect cash payments, you must notify each Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The Funds intend to meet all IRS requirements necessary to ensure that they are qualified to pay "exempt-interest dividends," which, generally, means that the Funds may pass on to their shareholders the federal tax-exempt interest received from tax-exempt securities. The amount that a Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal securities less interest and certain other expenses. Exempt interest dividends may be taken into account in computing social security and railroad retirement benefits.

The Funds may invest a portion of its assets in taxable obligations and may make distributions that may be taxed as ordinary income. Income exempt from federal tax may be subject to state and local tax. Taxable distributions may be subject to federal income tax whether you reinvest your dividends in additional shares of a Fund or choose to receive cash. Since each Fund's investment income is generally derived from interest rather than dividends, no portion of these distributions would be eligible for the dividends received deduction available to corporations. The Funds expect that their distributions will primarily consist of investment income.

The Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds and private activity bonds or are "related persons" to such users. Such users are urged and advised to consult their tax advisors before investing in a Fund.

Ordinary Income. Net investment income, except for qualified dividends and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years

41

Distribution and Taxes (Continued)

beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. You will not recognize any gain or loss on the sale (redemption) or exchange of a Money Market Fund's shares so long as such Fund maintains a stable price of $1.00 a share. In all other events, and in the case of the Ohio Tax-Free Bond Fund, it is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of a Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in a Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

State and Local Income Taxes. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws, including, but not limited to, taxation of exempt-interest dividends.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in our SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

42

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2011 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

Ohio Tax-Free Bond Fund – Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.55	$11.22	$11.13	$11.37	$11.45
Income (loss) from investment operations:
Net investment income	0.42	0.42	0.43	0.44	0.45
Net realized and unrealized gains (losses) on Investments	(0.10)	0.33	0.09	(0.12)	0.03
Total from investment operations	0.32	0.75	0.52	0.32	0.48
Less distributions:
Dividends from net investment income	(0.42)	(0.42)	(0.43)	(0.44)	(0.45)
Distributions from net realized gains	(0.09)	—	—	(0.12)	(0.11)
Total distributions	(0.51)	(0.42)	(0.43)	(0.56)	(0.56)
Net asset value at end of period	$11.36	$11.55	$11.22	$11.13	$11.37
Total return (A)	2.85%	6.77%	4.84%	2.85%	4.19%
Net assets at end of year (000s)	$47,991	$53,947	$51,862	$51,440	$56,163
Ratio of net expenses to average net assets	0.85%	0.85%	0.81%	0.75%	0.75%
Ratio of gross expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income to average net assets	3.67%	3.66%	3.93%	3.92%	3.87%
Portfolio turnover rate	26%	33%	2%	17%	28%

(A)  Total returns shown exclude the effect of applicable sales loads.

See Notes to Financial Highlights

43

Financial Highlights (Continued)

Ohio Tax-Free Bond Fund – Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$11.57	$11.23	$11.14	$11.39	$11.46
Income (loss) from investment operations:
Net investment income	0.34	0.34	0.35	0.36	0.36
Net realized and unrealized gains (losses) on investments	(0.11)	0.34	0.09	(0.13)	0.04
Total from investment operations	0.23	0.68	0.44	0.23	0.40
Less distributions
Dividends from net investment income	(0.34)	(0.34)	(0.35)	(0.36)	(0.36)
Distributions from net realized gains	(0.09)	—	—	(0.12)	(0.11)
Total distributions	(0.43)	(0.34)	(0.35)	(0.48)	(0.47)
Net asset value at end of year	$11.37	$11.57	$11.23	$11.14	$11.39
Total return (A)	1.99%	6.06%	4.08%	2.00%	3.50%
Net assets at end of year (000s)	$6,169	$6,459	$6,056	$5,364	$5,169
Ratio of net expenses to average net assets	1.60%	1.60%	1.55%	1.50%	1.50%
Ratio of gross expenses to average net assets	2.06%	1.96%	1.96%	1.98%	2.05%
Ratio of net investment income to average net assets	2.92%	2.91%	3.19%	3.17%	3.12%
Portfolio turnover rate	26%	33%	2%	17%	28%

(A)  Total returns shown exclude the effect of applicable sales loads.

Ohio Tax-Free Money Market Fund – Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.010		0.024		0.029
Net realized gains (losses) on investments	(0.000	) (A)	0.000	(A)	0.000	(A)	0.000	(A)	0.000	(A)
Total from investment operations	0.000	(A)	0.000	(A)	0.010		0.024		0.029
Less Distributions
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.010)		(0.024)		(0.029)
Distributions from net realized gains	(0.000	) (A)	—		(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total distributions	(0.000	) (A)	(0.000	) (A)	(0.010)		(0.024)		(0.029)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.04%		1.01%		2.43%		2.96%
Net assets at end of year (000s)	$76,640		$105,251		$131,901		$133,736		$105,148
Ratio of net expenses to average net assets	0.40%		0.62	% (B)	0.78	% (B)	0.75%		0.75%
Ratio of gross expenses to average net assets	1.01%		0.99%		0.99%		0.97%		0.94%
Ratio of net investment income to average net assets	0.01%		0.04%		0.99%		2.35%		2.92%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.61% and 0.75% for the years ended June 30, 2010 and 2009, respectively.

See Notes to Financial Highlights

44

Financial Highlights (Continued)

Ohio Tax-Free Money Market Fund – Institutional Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.002		0.012		0.027		0.032
Net realized gains (losses) on investments	(0.000	) (A)	0.000	(A)	0.000	(A)	0.000	(A)	0.000	(A)
Total from investment operations	0.000	(A)	0.002		0.012		0.027		0.032
Less distributions
Dividends from net investment income	(0.000	) (A)	(0.002)		(0.012)		(0.027)		(0.032)
Distributions from net realized gains	(0.000	) (A)	—		(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total distributions	(0.000	) (A)	(0.002)		(0.012)		(0.027)		(0.032)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.15%		1.26%		2.68%		3.21%
Net assets at end of period (000s)	$118,765		$148,626		$224,946		$262,253		$169,708
Ratio of net expenses to average net assets	0.40%		0.51	% (C)	0.53	% (C)	0.50%		0.50%
Ratio of gross expenses to average net assets	0.72%		0.71%		0.69%		0.69%		0.65%
Ratio of net investment income to average net assets	0.01%		0.16%		1.25%		2.58%		3.17%

(A)  Amount rounds to less than $0.0005.

(C)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.50% for the years ended June 30, 2010 and 2009.

Tax-Free Money Market Fund – Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.010		0.024		0.028
Net realized gains (losses) on investments	(0.000	) (A)	0.000	(A)	0.000	(A)	(0.000	) (A)	0.000	(A)
Total from investment operations	0.000	(A)	0.000	(A)	0.010		0.024		0.028
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.010)		(0.024)		(0.028)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.03%		0.96%		2.39%		2.88%
Net assets at end of period (000s)	$16,366		$17,405		$22,418		$21,109		$16,590
Ratio of net expenses to average net assets	0.52%		0.77	% (B)	0.92	% (B)	0.89%		0.89%
Ratio of gross expenses to average net assets	1.18%		1.22%		1.18%		1.17%		1.19%
Ratio of net investment income to average net assets	0.01%		0.04%		0.94%		2.35%		2.85%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.76% and 0.89% for the years ended June 30, 2010 and 2009, respectively.

See Notes to Financial Highlights

45

Financial Highlights (Continued)

Tax-Free Money Market Fund – Class S

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.007		0.021		0.026
Net realized gains (losses) on investments	(0.000	) (A)	0.000	(A)	0.000	(A)	(0.000	) (A)	0.000	(A)
Total from investment operations	0.000	(A)	0.000	(A)	0.007		0.021		0.026
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.007)		(0.021)		(0.026)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.73%		2.12%		2.61%
Net assets at end of period (000s)	$30,943		$34,777		$40,902		$31,021		$82,925
Ratio of net expenses to average net assets	0.52%		0.79	% (C)	1.16	% (C)	1.15%		1.15%
Ratio of gross expenses to average net assets	1.26%		1.50%		1.54%		1.56%		1.48%
Ratio of net investment income to average net assets	0.01%		0.01%		0.69%		2.23%		2.58%

(A)  Amount rounds to less than $0.0005.

(C)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.78% and 1.13% for the years ended June 30, 2010 and 2009, respectively.

See Notes to Financial Highlights

46

Touchstone Investments

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.

303 Broadway, Suite 900

Cincinnati, OH 45202-4203

SHAREHOLDER SERVICE

1.800.543.0407

* A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

Annual/Semiannual Reports ("Financial Reports"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3174

TSF-58-TTFT-1110

TOUCHSTONE TAX-FREE TRUST

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2011

	Class A	Class C	Class S	Institutional
Ohio Tax-Free Bond Fund	TOHAX	TOHCX
Ohio Tax-Free Money Market Fund	TOHXX			TIOXX
Tax-Free Money Market Fund	TTFXX		TTSXX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of the Touchstone Tax-Free Trust (the “Trust”) and should be read together with the Funds’ Prospectus dated October 28, 2011, as amended or supplemented from time to time.  The Trust’s audited financial statements for the fiscal year ended June 30, 2011, included in the Annual Report to shareholders, are incorporated into this SAI by reference.  You may receive a copy of a Fund’s Prospectus or the Trust’s most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407, or by visiting our website at www.TouchstoneInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION

Touchstone Tax-Free Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

THE TRUST

Touchstone Tax-Free Trust (the “Trust”) is an open-end, management investment company that was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers three series: the Tax-Free Money Market Fund, the Ohio Tax-Free Bond Fund (formerly the Ohio Insured Tax-Free Fund) and the Ohio Tax-Free Money Market Fund and (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Ohio Tax-Free Money Market Fund and the Ohio Tax-Free Bond Fund is a non-diversified open-end management investment company.  The Tax-Free Money Market Fund is a diversified open-end management investment company. Each Fund has its own investment goals and policies.

Touchstone Advisors, Inc. (the “Advisor”) is the investment manager and administrator for each Fund.  The Advisor has selected Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. (“JPMorgan”).  Touchstone Securities, Inc. (the “Distributor”) is the principal distributor of the Funds’ shares.   The Sub-Advisor and the Distributor are affiliates of the Advisor.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the “1940 Act”) or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent. Both Class A shares and Institutional shares of the Ohio Tax-Free Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Class A shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Class A shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting privileges and automatic investment and redemption plans.

Both Class A and Class S shares of the Tax-Free Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and (v) each class offers different features and services to shareholders.

Both Class A and Class C shares of the Ohio Tax-Free Bond Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

Pursuant to an Agreement and Plan of Reorganization dated February 4, 2004, the Ohio Tax-Free Bond Fund acquired all of the assets and liabilities of the Tax-Free Intermediate Term Fund and the Tax-Free Intermediate Term Fund was liquidated as a series of the Trust on May 24, 2004.  On April 29, 2008, the Ohio Insured Tax-Free Fund changed its principal investment strategy and changed its name to the Ohio Tax-Free Bond Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the Prospectuses.  The following supplements the information contained in the Prospectuses concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectuses or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment objectives, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund’s Board of Trustees, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

MUNICIPAL OBLIGATIONS

Each Fund invests primarily in municipal obligations. Municipal obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). The Ohio Tax-Free Bond Fund and the Ohio Tax-Free Money Market Fund invest primarily in Ohio obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax.

Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper.

TAX-EXEMPT BONDS.  Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works; to pay general operating expenses or to refinance outstanding debts.

They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

The two principal classifications of tax-exempt bonds are “general obligation” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

Each Fund may also invest more than 25% of its assets in industrial development bonds issued before August 16, 1986, which may be backed only by the assets and revenues of the nongovernmental users. Each Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.  Other than “private activity bonds” (the name used by the Internal Revenue Code of 1986, as amended (the “Code”) to refer to industrial development bonds issued on or after August 16, 1986) issued during 2009 or 2010, a Fund’s investment in private activity bonds is limited to less than 20% of its assets.  Interest on private activity obligations, as defined in the Code, issued after August 7, 1986, while exempt from federal income tax, is an alternative minimum tax preference item.  However, interest from certain private activity bonds issued during 2009 and 2010 will not constitute an item of tax preference for shareholders for purposes of the alternative minimum tax.  In addition, interest from governmental bonds and certain private activity bonds will not result in an adjustment for corporate shareholders in determining their alternative minimum tax.  A proportionate share of exempt-interest dividends paid to a regulated investment company with investments in private activity bonds will be treated as a preference item to shareholders to the extent the bonds were not issued during 2009 or 2010.  Each Fund will invest its assets so that no more than 20% of its annual income gives rise to federal income tax, including alternative minimum tax preference items.  Shareholders are urged and advised to consult their own tax advisors regarding the consequences, if any, that distributions from the Fund will have on their potential alternative minimum tax computation.

TAX-EXEMPT NOTES.  Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Tax-exempt notes include:

1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER.  Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

WHEN-ISSUED OBLIGATIONS.  Each Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In connection with these investments, each Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Sub-Advisor as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

PARTICIPATION INTERESTS.  Each Fund may invest in participation interests in Municipal Obligations owned by banks or other financial institutions. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interest will be tax-exempt when distributed as dividends to shareholders. As a matter of current operating policy, each Fund will not invest more than 10% (5% for the Money Market Funds) of its net assets in participation interests that do not have a demand feature and all other illiquid securities.  This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

FLOATING AND VARIABLE RATE OBLIGATIONS.  Each Fund may invest in floating or variable rate Municipal Obligations.  Floating rate obligations have an interest rate that is tied to the prevailing interest rate of another financial instrument.  Variable rate obligations have an interest rate that is adjusted at specified intervals to a market interest rate at the time of reset. Periodic interest rate adjustments help stabilize the obligations’ market values and cause their price to approximate par.  Each Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days’ notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as “adjustable rate put bonds,” may have a demand feature exercisable on a quarterly to annual basis.  If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund’s liquidity.  However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands.  In determining whether an obligation secured by a letter of credit meets a Fund’s quality standards, the Sub-Advisor will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Sub-Advisor will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.  As a matter of current operating policy, each Fund will not invest more than 10% (5% for the Money Market Funds) of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days’ notice if the Sub-Advisor, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities.   This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

INVERSE FLOATING OBLIGATIONS.  The Ohio Tax-Free Bond Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market value of fixed-rate Municipal Obligations.

OBLIGATIONS WITH PUTS ATTACHED.  Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a “put” or a “standby commitment.” Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price that a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Sub-Advisor, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

LEASE OBLIGATIONS.  The Ohio Tax-Free Bond Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. Lease obligations provide a premium interest rate which, along with the regular amortization of the principal, may make them attractive for a portion of the Fund’s assets. Certain of these lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the “non-appropriation” risk, these securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Trust will seek to minimize the special risks associated with such securities by only investing in “non-appropriation” lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

The Ohio Tax-Free Bond Fund will not invest more than 10% of its net assets in lease obligations if the Sub-Advisor determines that there is no secondary market available for these obligations and all other illiquid securities. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Sub-Advisor, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Sub-Advisor will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.  The Fund will only purchase unrated lease obligations that meet its quality standards, as determined by the Sub-Advisor, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS.  The Tax-Free Money Market Fund and the Ohio Tax-Free Money Market Fund (the “Money Market Funds”) may invest in Municipal Obligations only if rated at the time of purchase within the two highest short-term rating categories assigned by any two nationally recognized statistical rating organizations (“NRSROs”) (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs that may rate the obligations of the Money Market Funds include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”), Fitch Ratings (“Fitch”) or Dominion Bond Rating Service, Limited (“Dominion”).

The Ohio Tax-Free Bond Fund may invest primarily in Municipal Obligations rated at the time of purchase within the three highest grades assigned by Moody’s, S&P, Fitch or Dominion. The Fund may also purchase Ohio municipal obligations and other securities rated within the four highest rating categories. The Ohio Tax-Free Bond Fund may also invest in tax-exempt notes and commercial paper determined by the Sub-Advisor to meet the Fund’s quality standards.  The Fund’s quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody’s (MIG-1, MIG-2 or MIG-3), Fitch (F1+, F1 or F2) or the two highest grades by S&P (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody’s (Prime-1 or Prime-2), S&P (A-1 or A-2) or Fitch (F1 or F2).

The ratings of Moody’s, S&P, Fitch and Dominion represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Sub-Advisor to appraise independently the fundamental quality of the obligations held by the Funds. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

Any Municipal Obligation that depends on credit of the U.S. Government (e.g., project notes) will be considered by the Sub-Advisor as having the equivalent of the highest rating of Moody’s, S&P, Fitch or Dominion.  In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody’s, S&P, Fitch or Dominion. Each Fund may also invest in Municipal Obligations that are not rated if, in the opinion of the Sub-Advisor, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

Subsequent to its purchase by the Ohio Tax-Free Bond Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by the Ohio Tax-Free Bond Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.  Subsequent to its purchase by a Money Market Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Money Market Fund.  If the rating of an obligation held by a Money Market Fund is reduced below its minimum requirements, the investment adviser will dispose of the security as soon as practicable unless the investment adviser determines that it is not in the best interests of the Fund and its shareholders to do so or the security matures within five business days following such event.  A description of the Municipal Obligation ratings by Moody’s, S&P, Fitch and Dominion is in the Appendix to this SAI.

BANK DEBT INSTRUMENTS.  Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers’ acceptances of banks having a short-term rating of A-1 by S&P or Prime-1 by Moody’s. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% (5% for the Money Market Funds) of the value of its net assets would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody’s or AA or better by S&P. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund’s restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Sub-Advisor, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.  The Appendix contains more information about commercial paper ratings.

REPURCHASE AGREEMENTS.  Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (5% for the Tax-Free Money Market Fund and the Ohio Tax-Free Money Market Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Sub-Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

SECURITIES LENDING.  In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  As a matter of current operating policy, each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

BORROWING.  Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.  A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

As a matter of current operating policy, the Tax-Free Money Market Fund and the Ohio Tax-Free Bond Fund may each borrow money from banks or other lenders, as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding 10% of its total assets. Each of these Funds may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets.  Each of these Funds will not make any additional purchases of portfolio securities while borrowings are outstanding.  These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund’s net asset value (“NAV”). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above.

SECURITIES WITH LIMITED MARKETABILITY.  As a matter of current operating policy, each Fund may invest in the aggregate up to 10% (5% for the Money Market Funds) of its net assets in securities that are not readily marketable, including: participation interests that are not subject to demand features; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature and as to which there is no secondary market; repurchase agreements not terminable within seven days, and (for the Ohio Tax-Free Bond Fund) lease obligations for which there is no secondary market.  This policy is not fundamental for each Fund and may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT COMPANIES.  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the SEC that permits each non-money market fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds.  Each non-money market fund may invest up to 25% of its assets in affiliated money market funds, subject to its investment limitations and certain other conditions pursuant to the exemptive order.

TEMPORARY DEFENSIVE INVESTMENTS.  A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. In addition, a Fund may hold uninvested cash on a temporary basis if, in the advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian. There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, a Fund may fail to achieve its investment objective.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS.  The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. For the purpose of these investment limitations, the identification of the “issuer” of Municipal Obligations which are not general obligation bonds is made by the Sub-Advisor on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

THE FUNDAMENTAL LIMITATIONS FOR EACH FUND ARE:

1. Diversification. For the Tax-Free Money Market Fund only, the Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3. Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5. Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6. Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.  This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

7. Concentration. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8. Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

THE 80% FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE FUNDS ARE:

1.  80% Investment Policy (Ohio Tax-Free Bond Fund).  Under normal circumstances the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax.

2.         80% Investment Policy (Ohio Tax-Free Money Market Fund).  Under normal circumstances the Fund will invest its assets so that at least 80% of its net assets will be invested in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax.

3.       80% Investment Policy (Tax-Free Money Market Fund).  Under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax.

NONFUNDAMENTAL LIMITATIONS.  The Trust, on behalf of the Funds, has adopted the following 80% nonfundamental investment limitations.  These limitations may be changed by the Board of Trustees without shareholder approval.  Shareholders will be provided with at least 60 days’ prior notice of any change in a Fund’s nonfundamental investment policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE 80% NONFUNDAMENTAL INVESTMENT LIMITATIONS ARE:

1.               80% Investment Policy (Ohio Tax-Free Bond Fund).  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in high quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds and industrial development bonds.

2.               80% Investment Policy (Ohio Tax-Free Money Market Fund).  Under normal circumstances at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in Ohio municipal obligations.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy.  The Funds will not purchase securities for which there are legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of a Fund’s net assets would be invested in such securities.  The Funds do not presently intend to sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.  The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Except for temporary defensive purposes, the assets of each of the Tax-Free Money Market Fund and the Ohio Tax-Free Bond Fund will be invested so that no more than 20% of the annual income of each Fund will be subject to federal income tax. Except for temporary defensive purposes, at no time will more than 20% of the value of the net assets of the Ohio Tax-Free Money Market Fund be invested in taxable obligations. Under normal market conditions, each Fund anticipates that not more than 5% of its net assets will be invested in any one type of taxable obligation.  (See the paragraph entitled “Temporary Investments” under the section “Definitions, Policies and Risk Considerations”).

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years (4)
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	42

Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), , Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator) and W&S Financial Group Distributors (a distribution company.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years (4)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	42

Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994 — 2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	42	None.
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002 -2008.	42	None.
John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003 - 2007. Chairman of Integrated Media Technologies (a media company)	42	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	42	Trustee of Gateway Trust from 2006 - 2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

(1)Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3)The Touchstone Fund Complex consists of 3 series of the Trust, 4 series of Touchstone Strategic Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.
Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009

President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007 — 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002 — 2007.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 — 2010.
Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005 — 2010.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.
Jay S. Fitton JPMorgan 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002 - 2006	Assistant Vice President at JPMorgan Chase Bank, N.A.

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board of Trustees is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated Sub-Advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisors to the Funds.

Trustee Ownership in the Touchstone Funds

The following table reflects the Trustees’ beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2010:

	Dollar Range of Equity Securities in the Tax-Free Money Market Fund	Dollar Range of Equity Securities in the Ohio Tax- Free Money Market Fund	Aggregate Dollar Range of Equity Securities in the Touchstone Fund Complex(1)
Phillip R. Cox	None	None	None
H. Jerome Lerner	$10,001 - $50,000	Over $100,000	Over $100,000
Jill T. McGruder	None	None	Over $100,000
Donald C. Siekmann	None	None	Over $100,000
John P. Zanotti	None	None	$50,001 - $100,000
Susan J. Hickenlooper	None	None	$50,001 - $100,000

*    The Trustees did not have any beneficial interest in the Ohio Tax-Free Bond Fund.

(1) The Touchstone Fund Complex consists of 3 series of the Trust, 4 series of Touchstone Strategic Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the June 30, 2011 fiscal year.

Name	Compensation from the Trust(1)	Aggregate Compensation from the Touchstone Fund Complex(1) (2)
Philip R. Cox	$5,680	$80,000
H. Jerome Lerner	$4,828	$68,000
Jill T. McGruder	None	None
Donald C. Siekmann	$5,396	$76,000
John P. Zanotti	$5,254	$74,000
Susan J. Hickenlooper	$4,828	$68,000

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended June 30, 2011 is as follows:  $2,000.

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 4 series of Touchstone Strategic Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone.  Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone.  The lead Trustee receives an additional $3,000 quarterly retainer.  The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee.  All fees are split equally among the Touchstone Fund Complex.

Standing Committees of the Board

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following committees to assist in its oversight functions.  Each committee is composed entirely of Independent Trustees.

Audit Committee.   Messrs. Siekmann and Lerner are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended June 30, 2011, the Audit Committee held four meetings.

Governance Committee.  Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended June 30, 2011, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR AND SUB-ADVISOR

Investment Advisor.  Touchstone Advisors, Inc. (the “Advisor”) is the Funds’ investment manager and administrator.  The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company.  The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-

Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Investment Advisory Agreement.  Under the terms of the investment advisory agreement between the Trust and the Advisor (the “Advisory Agreement”), the Advisor appoints and supervises the Sub-Advisor, reviews and evaluates the performance of the Sub-Advisor and determines whether or not the Sub-Advisor should be replaced, subject to the supervision of, and policies established by, the Board of Trustees of the Trust.  The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services.  Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of average daily net assets up to $100 million; 0.45% of such assets from $100 million to $200 million; 0.40% of such assets from $200 million to $300 million; and 0.375% of assets over $300 million.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses of outside accounting services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies, (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliate of the Advisor is paid by the Advisor.

By its terms, the Advisory Agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding voting securities, or by the Advisor.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement.  Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit the Funds’ annual fund operating expenses as follows:

Ohio Tax-Free Bond Fund	0.85% for Class A shares
1.60% for Class C shares
Ohio Tax-Free Money Market Fund	0.75% for Class A shares
0.50% for Institutional shares
Tax-Free Money Market Fund	0.89% for Class A shares
0.90% for Class S shares

These fee waivers and expense limitations will remain in effect until at least October 28, 2012.

Advisory Fees and Fee Waivers.  Set forth below are the advisory fees incurred by the Funds during the fiscal years ended June 30, 2011, 2010 and 2009.  Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the table below.

Advisory Fees	2011	2010	2009
Ohio Tax-Free Bond Fund	$280,297	$301,269	$279,967
Ohio Tax-Free Money Market Fund	$1,065,871	$1,339,571	$1,790,753
Tax-Free Money Market Fund	$232,957	$281,461	$314,382

Fee Waivers	2011	2010	2009
Ohio Tax-Free Bond Fund	$177,623	$182,079	$193,591
Ohio Tax-Free Money Market Fund	$1,005,525	$801,136	$737,427
Tax-Free Money Market Fund	$332,229	$349,444	$215,818

Administration Agreement.  The Advisor provides administrative services to the Trust under an Administration Agreement.  The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of 10 billion.  Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust (“TINT”), except the Touchstone Institutional Money Market Fund, a series of TINT.  The Advisor has sub-contracted certain administrative services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See “Transfer and Sub-Administrative Agent” in this SAI).

Set forth below are the administrative service fees paid by the Funds to the Advisor during the stated periods:

Administrative Service Fees	For the Fiscal Year Ended 06/30/11	For the Fiscal Year Ended 06/30/10	For the Fiscal Year Ended 06/30/09
Ohio Tax-Free Bond Fund	$112,120	$120,509	$111,988
Ohio Tax-Free Money Market Fund	$458,300	$596,728	$835,582
Tax-Free Money Market Fund	$93,188	$112,625	$125,671

The Sub-Advisor.  The Advisor has retained Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”) to serve as the discretionary portfolio manager of each Fund.  The Sub-Advisor is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.  The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of the Sub-Advisor because she is an officer of affiliates of the Sub-Advisor.  The Sub-Advisor’s base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor paid to the Sub-Advisor the following amounts for each Fund during the fiscal years ended June 30, 2011, 2010, and 2009:

	2011	2010	2009
Ohio Tax-Free Bond Fund	$112,081	$120,521	$111,994
Ohio Tax-Free Money Market Fund	$212,834	$336,045	$463,054
Tax-Free Money Market Fund	$48,909	$76,878	$94,299

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee.  The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  Each sub-advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Advisor, or by the Sub-Advisor.  Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

PORTFOLIO MANAGERS

The following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) managed at the end of the June 30, 2011 fiscal year.  Listed below the charts is (i) a description of the portfolio managers’ compensation structure as of June 30, 2011, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of June 30, 2011.  As of June 30, 2011, neither portfolio manager managed an account where the advisory fee is based on the performance of the account.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Ohio Tax-Free Bond Fund

Other Accounts Managed

Portfolio Manager	Type of Account	Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
John Goetz	Registered Investment Companies	5	$871,374,000	$10,001 – $50,000
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$1,051,000,000

Tax-Free Money Market Fund

Other Accounts Managed

Portfolio Manager	Type of Account	Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
John Goetz	Registered Investment Companies	5	$878,163,000	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$1,040,000,000
Jay Devine	Registered Investment Companies	5	$824,064,000	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	10	$1,047,000,000

Ohio Tax-Free Money Market Fund

Other Accounts Managed

Portfolio Manager	Type of Account	Number of Accounts	Total Assets In Accounts	Beneficial Ownership in Fund
John Goetz	Registered Investment Companies	5	$730,070,000	$<10,000
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$1,051,000,000
Jay Devine	Registered Investment Companies	5	$675,970,000	None
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$1,047,000,000

Compensation Structure.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.  Fort Washington has adopted a Code of Ethics to manage such conflicts in an appropriate way.

THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Ohio Tax-Free Bond Fund. The Distributor retains that portion of the sales charge that is not reallowed to the dealers who sell shares of the Fund.  The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended June 30, 2011, the aggregate underwriting and broker commissions on sales of the Ohio Tax-Free Bond Fund’s shares were $44,961 of which the Distributor paid $36,649 to unaffiliated broker-dealers in the selling network, earned $2,122 as a broker-dealer in the selling network and retained $6,192 in underwriting commissions.

For the fiscal year ended June 30, 2010, the aggregate underwriting and broker commissions on sales of the Ohio Tax-Free Bond Fund’s shares were $40,736 of which the Distributor paid

$29,615 to unaffiliated broker-dealers in the selling network, earned $2,750 as a broker-dealer in the selling network and retained $6,058 in underwriting commissions.

For the fiscal year ended June 30, 2009, the aggregate underwriting and broker commissions on sales of the Ohio Tax-Free Bond Fund’s shares were $36,871 of which the Distributor paid $27,267 to unaffiliated broker-dealers in the selling network, earned $2,784 as a broker-dealer in the selling network and retained $6,820 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Ohio Tax-Free Bond Fund that are subject to a contingent deferred sales charge.  For the fiscal years ended June 30, 2011, 2010, and 2009, the Distributor collected $166, $1,872, and $3,868, respectively, of contingent deferred sales charges on the redemption of Class C shares of the Ohio Tax-Free Bond Fund.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events they deem appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of September 30, 2011, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectuses and statement of additional information:

Name of Broker-Dealer

American Enterprise Investment Services, Inc. (Ameriprise)

Capital Analysts, Inc.

Charles Schwab & Company, Inc.

Hewitt Associates, LLC

First Clearing, LLC

Janney Montgomery Scott LLC

LPL Financial Corporation

Merrill Lynch Pierce Fenner & Smith, Inc

Morgan Stanley DW, Inc.

Morgan Stanley Smith Barney LLC (formerly Citigroup)

Next Financial Group, Inc.

Pershing LLC

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

Stifel Nicolaus & Co, Inc.

UBS Financial Services, Inc.

Vanguard Brokerage Services, Inc.

Wells Fargo Advisors, LLC

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial adviser may charge you additional fees or commissions other than those disclosed in the SAI. You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See “Distribution Plans” below.

DISTRIBUTION PLANS

Class A Plan.  The Funds have adopted a plan of distribution (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of Class A shares of the Ohio Tax-Free Bond

Fund and the Tax-Free Money Market Fund and 0.25% of the average daily net assets of Class A shares of the Ohio Tax-Free Money Market Fund.  Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended June 30, 2011, the aggregate distribution-related expenditures of the Ohio Tax-Free Bond Fund, the Tax-Free Money Market Fund and the Ohio Tax-Free Money Market Fund under the Class A Plan were $124,937 $42,263, and $229,444, respectively. All distribution expenses incurred under the Class A Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

Class C Plan (Ohio Tax-Free Bond Fund).  The Ohio Tax-Free Bond Fund has also adopted a plan of distribution (the “Class C Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of 0.25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional 0.75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to 0.75% per annum of the average value of Class C shares owned by its clients, in addition to the 0.25% account maintenance fee described above.

For the fiscal year ended June 30, 2011 the aggregate distribution-related expenditures of the Ohio Tax-Free Bond Fund under the Class C Plan were $60,848.  All distribution expenses incurred under the Class C Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

Class S Plan (Tax-Free Money Market Fund).  The Tax-Free Money Market Fund has adopted a plan of distribution (the “Class S Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class S shares. The Class S Plan provides for two categories of payments. First, the Class S Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of 0.25% of the average daily net assets of the Fund’s Class S shares, which may be paid to other dealers based on the average value of Class S shares owned by clients of such dealers.  In addition, the Fund may pay up to an additional 0.75% per annum of the daily net assets of the Class S shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class S shares, costs of advertising and promotion and any other expenses related to the distribution of Class S shares.  Unreimbursed expenditures will not be carried over from year to year.  The Fund may make payments to dealers and other persons in an amount up to 0.75% per annum of the average value of Class S shares owned by their clients, in addition to the 0.25% account maintenance fee described above.  The Fund currently intends to limit the amount of distribution expenses to 0.35% per annum of the average daily net assets of Class S shares.

For the fiscal year ended June 30, 2011, the aggregate distribution-related expenditures of the Tax-Free Money Market Fund under the Class S Plan were $103,902.  All distribution expenses incurred under the Class S Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

General Information.  Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributors after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution would be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds during the last three fiscal years.

The Sub-Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Advisor’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Funds.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may affect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

In certain instances there may be securities that are suitable for a Fund as well as for the Sub-Advisor’s other clients.  Investment decisions for a Fund and for the Sub-Advisor’s other clients are made with a view to achieving their respective investment objectives.  It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  However, it is believed that the ability of a Fund to participate in volume transactions will produce better execution for the Fund.

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund.  The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisor and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

The Sub-Advisor intends to hold the portfolio securities of the Money Market Funds to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund’s portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

The Ohio Tax-Free Bond Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Sub-Advisor’s evaluation of an issuer’s ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Sub-Advisor anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds’ Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages;

2)             A request by executive officers of the Advisor for routine oversight and management purposes;

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period.  The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 45 days after the six-month period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

•            The Funds (except the Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•            The Funds (except the Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

•            The Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund provide their full holdings on their publicly available website, as of the end of the calendar month, at least five business days after month end.

•            The Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund provide their top ten holdings to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•            The Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund provide their full holdings to their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

8)              The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of September 30, 2011, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS BondEdge

Morningstar, inc.

FactSet Research Systems

Employees of Touchstone Investments and the Funds’ Sub-Advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The share price, also called NAV, and the public offering price (NAV plus applicable sales charge) of the Funds’ shares is normally determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”). For a description of the methods used to determine the share price and the public offering price, see “Pricing of Fund Shares” in the Prospectuses.

Money Market Funds.  Pursuant to Rule 2a-7 of the 1940 Act, the Money Market Funds value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of a Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Money Market Funds.

Pursuant to Rule 2a-7, each Money Market Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only securities having remaining maturities of 397 days or less and invests only in United States dollar-denominated securities determined to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible unless the Trustees promptly find that disposal of the security would not be in the best interests of a Fund and its shareholders (taking into account, among other factors, market conditions that could affect the orderly disposition of the security).

The maturity of a floating or variable rate instrument subject to a demand feature held by a Money Market Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a long-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a short-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be one day. The maturity of a long-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand. The maturity of a short-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days’ notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days’ notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Sub-Advisor, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an “unconditional” demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Sub-Advisor, under the direction of the Board of Trustees. An “unconditional” demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Funds as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review by the Board of Trustees to determine whether a Fund’s NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders.  In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations.  The Board may also elect to suspend redemptions if (i) the Trustees, including a majority of the independent Trustees, determine the deviation between amortized cost/share and market-based NAV may result in a material dilution or other unfair results; (ii) the Trustees, including a majority of the independent Trustees, irrevocably approved liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, notifies the SEC of the decision to liquidate and suspend redemptions.  The Board of Trustees has also established procedures designed to ensure that each Money Market Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Ohio Tax-Free Bond Fund.  Tax-exempt portfolio securities are valued for the Ohio Tax-Free Bond Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities.

The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

If, in the Sub-Advisor’s opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, or when prices are not readily available from a pricing service, the Sub-Advisor will use (consistent with procedures approved by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Ohio Tax-Free Bond Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Sub-Advisor may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

The Board of Trustees has adopted a policy for the Ohio Tax-Free Bond Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

Taxable securities, if any, held by the Ohio Tax-Free Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by the Board of Trustees.  The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.  The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading.  The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS

OHIO TAX-FREE BOND FUND

The Ohio Tax-Free Bond Fund offers Class A and Class C shares.  Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges and distribution expense amounts.  Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services.  If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive.  Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment.  As an alternative, Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in the Fund, but are subject to a 1% contingent deferred sales charge (“CDSC”) if they are redeemed within one year of their purchase.  Any investment return on these investments may be partially or wholly offset by the higher annual expenses.  However, because the Fund’s future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class.  The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success.  The Distributor believes that these value-added services can benefit you through market cycles.

The chart below compares the sales charges and 12b-1 fees for each share class:

CLASS	SALES CHARGE	12b-1 FEE
A	Maximum 4.75% initial sales charge reduced for purchases $50,000 and over; Purchases of $1 million or more sold without an initial sales charge may be subject to a 1.00% CDSC if shares are redeemed during the 1st year and a commission was paid to an unaffiliated dealer	0.25%

C	1.00% CDSC during 1st year	1.00%

If you are investing $1 million or more, it is generally more beneficial to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES.  Class A shares of the Ohio Tax-Free Bond Fund are sold at NAV plus an initial sales charge as shown in the table below.  In some cases, the initial sales charges for purchase of Class A shares may be waived or reduced as described in the Prospectus.  Class A shares are also subject to an annual 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

	Percentage	Which	Dealer
	of Offering	Equals this	Reallowance
	Price Deducted	Percentage	as Percentage
	for Sales	of Your Net	of Offering
Amount of Investment	Charge	Investment	Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None	None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment	Dealer Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for these fees.  In determining a dealer’s eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds.  If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption.  Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer’s commission unless the exchange is from a Touchstone Fund with assets as to which a dealer’s commission or similar payment has not been previously paid.  No commission will be paid if the purchase represents the reinvestment of a redemption from the Ohio Tax-Free Bond Fund made during the previous twelve months.  Redemptions of Class A shares may result in the imposition of a CDSC if the dealer’s commission described in this paragraph was paid in connection with the purchase of such shares.  See “CDSC on Certain Redemptions of Class A Shares” below.

CLASS C SHARES.  Class C shares of the Ohio Tax-Free Bond Fund are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year.  Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets allocable to Class C shares.  The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC.  The CDSC is waived under the following circumstances:

•                  Any partial or complete redemption (as defined in the Internal Revenue Code) following death or disability of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone may require documentation prior to waiver of the CDSC, including death certificates, physicians’ certificates, etc.

•                  Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawals are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value (computed on an annualized basis) at the time of withdrawal.

CDSC on Certain Redemptions of Class A Shares.  A CDSC is imposed on certain redemptions of Class A shares of the Ohio Tax-Free Bond Fund (or shares into which such Class

A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Example.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions.  If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

TAX-FREE MONEY MARKET FUND

The Tax-Free Money Market Fund offers Class A and Class S shares.  Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution expense amounts.  Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular distribution fee structure as compensation for their services. Class A shares are subject to lower ongoing expenses than Class S shares over the term of the investment.  Class S shares are only sold through financial advisors and are used as a sweep vehicle to manage excess cash held in accounts.  When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class.  Class A shares are subject to an annual 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.  Class S shares are subject to an annual 12b-1 distribution fee of up to 0.35% of the Fund’s average daily net assets allocable to Class S shares.

OHIO TAX-FREE MONEY MARKET FUND

The Ohio Tax-Free Money Market Fund offers Class A and Institutional shares.  Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features.  Class A shares are subject to 12b-1 fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional shareholders.  Institutional shares are not subject to 12b-1 fees.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                           Any director, officer or other employee (and their immediate family members, as defined below) of The Western & Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                           Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

Accounts that opened prior to November 20, 2006, are not subject to the minimum initial investment increases that became effective November 20, 2006.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Touchstone Fund Group Trust as of November 17, 2006, who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Purchases in Kind.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including, but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment objectives and is otherwise acceptable to the Advisor.  Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder.  If payment is made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of the Fund shares redeemed. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  The summary is not tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the U.S. or a political subdivision thereof, persons who are neither a citizen nor resident of the U.S., shareholders holding any of a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the Code.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATIONS AS REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i) the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the net exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.  A qualified publicly traded partnership is defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.

A Fund cannot carry back or carry forward any net operating losses.

MUNICIPAL BONDS.  The Funds intend to invest at least 50% of their total assets in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from their net interest income on tax-exempt or municipal bonds and so designated by the Funds will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder.  A portion of the distributions paid by the Funds may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount).

Exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax-exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.”  Any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains.  Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax.  Interest on “specified private activity bonds,” as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax.  The Funds may invest in such “specified private activity bonds” subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax.  The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income.  As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors. Interest from certain private activity bonds issued in 2009 and 2010 will not constitute an item of tax preference for shareholders for purposes of the alternative minimum tax.  In addition, interest from governmental bonds and certain private activity bonds issued in 2009 and 2010 will not result in an adjustment for corporate shareholders in determining their alternative minimum tax.  Shareholders are urged and advised to consult their own tax advisors regarding the consequences, if any, that distributions from the Funds will have on their potential alternative minimum tax computation.

The tax-exempt portion of the dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Funds during the entire year.  That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year.  Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by a Fund while the investor was a shareholder.  Each Fund will furnish a statement notifying its shareholders of the portion of the dividends paid with respect to a taxable year that constitute exempt-interest dividends.

Under the Code, all or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder.  The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of such Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends.  A shareholder’s ability to deduct interest not limited under this rule may still be limited by other provisions of the Code.  Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income from a Fund (including exempt-interest dividends distributed by such Fund).  The tax may be imposed on up to 50% of a recipient’s social security or railroad retirement benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s social security or railroad retirement benefits, exceeds a base amount.  In addition, up to 85% of a recipient’s social security or railroad retirement benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s social security or railroad retirement benefits exceeds a higher base amount.  Shareholders receiving social security or railroad retirement benefits are urged and advised to consult with their own tax advisors.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, then they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

The Funds do not intend to write (sell) or purchase options or futures contracts or enter into forward currency contracts.  If a Fund engages in these transactions in the future, such transactions involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.  The puts acquired on some of the Funds’ investments to insure a market for such securities may invoke these rules.

WASH SALES.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.

DISTRIBUTIONS.  As described above, the Funds intend to invest in sufficient tax-exempt or municipal bonds so that they will qualify to pay “exempt-interest dividends” to shareholders.  Except for exempt-interest dividends, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.  Since certain expenses attributable to earning tax-exempt income do not reduce current earnings and profits, it is possible that distributions, if any, in excess of net tax-exempt and taxable income will be treated as taxable dividends to the extent of its remaining earnings and profits (i.e., the amount of such expenses).

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Although the Funds do not anticipate investing in securities giving rise to dividends, if a Fund makes this type of investment the following rules could apply.  Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualify as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in the Ohio Tax Free Bond Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of the Ohio Tax Free Bond Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Ohio Tax Free Bond Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  To the extent possible, the Ohio Tax-Free Bond Fund and the Ohio Tax-Free Money Market Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax.  Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.  Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S.

shareholder within the U.S. (or, if an income tax treaty applies, is attributable to a permanent establishment in the U.S.) federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests.  For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends.  Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders.  Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualify as interest-related dividends.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

After December 31, 2012, recently enacted rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2012.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change.  Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement.  Withholding Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS.  Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules.  Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund.  The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance.  Shareholders are urged and advised to consult with their own tax advisor regarding the application of this new reporting and withholding regime to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

PRINCIPAL SECURITY HOLDERS

As of October 5, 2011, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund (or class).

Fund	Shareholder	% of Fund (or Class)
Tax-Free Money Market Fund — Class A	Edward A. Striker and Carol A. Striker, Cincinnati, OH 45241	26.42%
Tax-Free Money Market Fund — Class A	Joseph Sherman, San Gabriel, CA 91778	13.62%
Tax-Free Money Market Fund — Class A	Joseph Sherman, San Gabriel, CA 91778	10.37%
Tax-Free Money Market Fund — Class A	J Sherman, San Gabriel, CA 91778	8.92%
Tax-Free Money Market Fund — Class A	David A. Lapham and Lynne M. Lapham Maineville, OH 45039	8.21%
Tax-Free Money Market Fund — Class A	Sierra Pines P.O. Box 2529 San Gabriel, CA 91778	6.41%
Tax-Free Money Market Fund- Class S	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	100%
Ohio Tax-Free Bond Fund — Class A	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	9.77%
Ohio Tax-Free Bond Fund — Class A	Special Custody Account for the Exclusive Benefit of its Customer 2801 Market Street Saint Louis, MO 63103	7.90%
Ohio Tax-Free Bond Fund — Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.65%
Ohio Tax-Free Bond Fund — Class C	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	21.36%
Ohio Tax-Free Bond Fund — Class C	Martha Highsmith and Robert Highsmith Cincinnati, OH 45229	10.93%
Ohio Tax-Free Bond Fund — Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.08%
Ohio Tax-Free Money Market — Class A	National Financial Services LLC 200 Liberty St, 1 World Financial Center	46.13%

	New York, NY 10281
Ohio Tax-Free Money Market — Class A	Reich & Tang Services 1411 Broadway Ave, 18th Floor New York, NY 10018	27.16%
Ohio Tax-Free Money Market Fund —Institutional	Fifth Third Bank Trust PO Box 630074 Cincinnati,OH 45263	92.35%
Ohio Tax-Free Money Market Fund —Institutional	Keybank NA Victory Ohio Municipal Bond Fund PO Box 94871 Cleveland, OH 44101	6.81%

As of October 5, 2011, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2012.  The independent accountants perform an annual audit of the Trust’s financial statements and advise the Trust on certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to JPMorgan.  The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays JPMorgan a sub-administrative fee out of its administration fee.  Set forth below are the sub-administration fees paid by the Advisor to JPMorgan during the stated periods:

Sub-Administration Fees	For the Fiscal Year Ended 06/30/11	For the Fiscal Year Ended 06/30/10	For the Fiscal Year Ended 06/30/09
Ohio Tax-Free Bond Fund	$53,750	$60,079	$44,869
Ohio Tax-Free Money Market Fund	$63,446	$125,807	$334,565
Tax-Free Money Market Fund	$48,542	$60,307	$50,377

Compliance Service Fees.  JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement.  For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee.  The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.  The compliance fees and expenses paid by the Funds during the stated periods are set forth below.

Compliance Service Fees	For the Fiscal Year Ended 06/30/11	For the Fiscal Year Ended 06/30/10	For the Fiscal Year Ended 06/30/09
Ohio Tax-Free Bond Fund	$1,511	$2,108	$1,945
Ohio Tax-Free Money Market Fund	$176	$4,176	$3,899
Tax-Free Money Market Fund	$1,667	$1,764	$2,027

FINANCIAL STATEMENTS

The Trust’s annual financial statements as of June 30, 2011 appear in the Trust’s Annual Report, which is incorporated by reference herein.  The Trust’s annual financial statements were audited by Ernst & Young LLP.  The Trust’s semiannual financial statements are unaudited.  The Annual Report and Semi-Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Tax-Free Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354.  You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Tax-Free Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Dominion Bond Rating Service, Limited (“Dominion”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P®, Fitch and Dominion are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor and/or sub-advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics.  Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium grade and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.               the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.               the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB

Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

TSF-58-TTFT-SAI-1110